                                                                   Exhibit 10.38



                  SIXTH AMENDMENT TO LEASE AND SECOND AMENDMENT
                               TO OPTION AGREEMENT


     THIS SIXTH AMENDMENT TO LEASE AND SECOND AMENDMENT TO OPTION AGREEMENT (the "Amendment") dated as of the 5th day of February, 1997 by and between Fountain Associates I, Ltd., a Florida limited partnership (the "Borrower"), Citicorp Leasing, Inc., a Delaware corporation (the "Lender"), Anchor Glass Container Corporation, a Delaware corporation ("Old Anchor") and Anchor Glass Acquisition Corporation ("New Anchor").

     WHEREAS, Old Anchor is the lessee of certain property in Hillsborough County, Florida known as Anchor Place at Fountain Square (the "Property") pursuant to that certain Lease Agreement dated as of March 31, 1988 by and between Old Anchor and the Borrower, as modified and amended by that certain First Amendment to Lease dated as of June 16, 1992, as further modified and amended by that certain Second Amendment to Lease dated as of September 30, 1993, as further modified and amended by that certain Third Amendment to Lease dated as of February 22, 1995, as further modified and amended by that certain Agreement dated as of March 31, 1996, as further modified and amended by that certain Amended and Restated Agreement dated as of September 12, 1996 ("Lease"); and

     WHEREAS, the Borrower and Old Anchor are party to that certain Building Option Agreement dated as of March 31, 1988 (the "Option"), as modified and amended by the First Amendment to Building Option Agreement dated as of June 16, 1992 (the "Option Amendment"), as further modified and amended by that certain Agreement dated as of June 16, 1992 (the "June 16, 1992 Agreement"), as further modified and amended by that certain Agreement dated as of March 31, 1996 (the "Agreement"), as further modified and amended by that certain Amended and Restated Agreement dated as of September 12, 1996 (the "Amended and Restated Agreement"; together with the Option, the Option Agreement, the June 16, 1992 Agreement and the Agreement, the "Option Agreement"); and

     WHEREAS, effective as of June 16, 1992, the Lender purchased from First Union National Bank of Florida, successor in interest to the Federal Deposit Insurance Corporation as Receiver for Southeast Bank, N.A. a loan (the "Loan") to the Borrower which financed the Borrower's acquisition of the Property; and

     WHEREAS, the Borrower's obligation to repay the Loan is evidenced by that certain Renewal First Mortgage Note dated as of June 16, 1992, as amended (the "Note"); and

     WHEREAS, to secure the Note, the Borrower executed and delivered that certain Amended Mortgage and Security Agreement dated as of June 16, 1992 and recorded in the real estate records of Hillsborough County, Florida in Book 6643 at page 1536 (the "Mortgage") and


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that certain Amended Assignment of Leases and Rents dated as of June 16, 1992 and recorded in the real estate records of Hillsborough County, Florida in Book 6643 at page 1571; and

     WHEREAS, in connection with the purchase of the Loan, the Borrower, Old Anchor and the Lender entered into that certain Confirmation and Modification of Subordination, Nondisturbance and Attornment Agreement dated as of June 16, 1992 and recorded in the real estate records of Hillsborough County, Florida in Book 6643 at page 1588 (the "Nondisturbance Agreement"); and

     WHEREAS, the Lease, the Option Agreement and the Nondisturbance Agreement shall be referred to herein as the "Lease Documents" and the Note, the Mortgage and the Assignment of Leases shall be referred to herein as the "Loan Documents"; and

     WHEREAS, in connection with the execution and delivery of the Agreement and to secure Old Anchor's obligations under the Lease and the Option Agreement, Vitro, S.A. ("Vitro"), executed and delivered to the Lender that certain Guaranty Agreement dated as of March 31, 1996, as modified and amended by that certain letter agreement dated September 11, 1996 (as amended, the "Guaranty"); and

     WHEREAS, on September 13, 1996 and September 30, 1996, Old Anchor and Anchor Recycling Corporation, respectively, filed their petitions for relief pursuant to Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") which cases are being jointly administered (case numbers 96- 1434 and 96-1516); and

     WHEREAS, on December 18, 1996 Old Anchor entered into an Asset Purchase Agreement (the "APA") which was approved by Order of the Bankruptcy Court entered on December 20, 1996; and

     WHEREAS, in connection with the APA, Old Anchor desires to assume the Lease and the Option Agreement and to assign both such contracts to New Anchor; and

     WHEREAS, as a condition to such assignment and assumption, the parties hereto desire to modify and amend the Lease and the Option Agreement in the manner set forth herein;

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Lender, Old Anchor and New Anchor hereby agree as follows:

Section 1.        Amendments to Lease.
                  --------------------

        a. The Lease is hereby modified and amended to the extent necessary to permit Old Anchor to assume and assign the Lease to New Anchor pursuant to Section 365 of the United States Bankruptcy Code and New Anchor hereby assumes all of Old Anchor's obligations under the Lease, as modified hereby, pursuant to Section 365 of the United States Bankruptcy Code. Hereafter, all references to the "Tenant" in the Lease shall be to New Anchor.



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        b.        The Lease is hereby modified and amended to extend the Term of the Lease so that the Term ends at midnight on February 1, 1998; provided, however, that if New Anchor does not exercise the Option to purchase the Property by the date for exercising such Option provided for under this Agreement, the Term of the Lease shall only be extended to midnight on January 2, 1998.

        c. Section 9(a) (13) of the Lease is hereby deleted in its entirety and the following is substituted therefor:

                "(i) Failure of Tenant to maintain a Consolidated Net Worth at any time of not less than the amount described in Section 8.9 of that certain Credit Agreement among Tenant, various financial institutions, Bankers Trust Company, as Issuing Bank, BTCommercial Corporation, as Agent and Co-Syndication Agent and PNC Bank, National Association, as Co-Syndication Agent and Issuing Bank, dated as of February 5, 1997 (the "BT Agreement"); or

                (ii) Failure of Tenant to maintain an Interest Coverage Ratio for any period of four consecutive fiscal quarters as described in
        Section 8.11 of the BT Agreement.

        Copies of Sections 8.9 and 8.11 of the BT Agreements are attached hereto as Exhibit "Q" and incorporated herein by reference."

        d. Section 9(a)(14) of the Lease is hereby deleted in its entirety and the following is substituted therefore:

        "(14) A Change in Control as defined below:

        'Change in Control' means (A) a sale of all or substantially all of the assets of Tenant to any entity other than Consumers Packaging Inc., a company organized under the federal laws of Canada ("Parent") or the liquidation or dissolution of the Tenant; (B) a merger of Tenant and Tenant is not the surviving entity unless consented to in writing by Citicorp Leasing, Inc.;
(C)the failure of Parent to own, beneficially and of record, a majority of the issues and outstanding shares of voting stock of the Tenant either directly or through one or more intermediate subsidiaries of the Parent (in each case, a majority of the issues and outstanding shares of the voting stock of which is owned, beneficially and of record, by its immediate parent corporation); or (D) the failure of the Parent to be able to, or the contractual cessation or surrender of the right to, designate for election a majority of the members of the board of directors of the Tenant; provided, however, that any pledge of voting stock of the Tenant or any such intermediate subsidiary of the Parent by the Parent or any such intermediate subsidiary of the Parent shall not be deemed to constitute a "Change of Control" under clause (C) or clause (D), above, regardless of any change in the record ownership of such shares of voting stock provided for under the provisions of a pledge agreement creating such pledge unless and until (i) the Parent of such intermediate subsidiary, as the case may be, ceases to be the beneficial owner of such shares of voting stock or (ii) the Parent or such intermediate subsidiary ceases to have the right to direct the voting of such shares of voting stock



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in any election of members of the board of directors of the Tenant, whether pursuant to a provision of any such pledge agreement or otherwise."

        e. The Lease is hereby modified and amended to the extent necessary to provide that the obligations of Old Anchor set forth in that certain Letter Agreement dated as of April 27, 1992 heretofore have been satisfied.

        f. The Lease is hereby modified and amended to the extent necessary to provide that the Monthly Rental (as defined in the Lease) shall hereafter be increased by $25,373.40 which increase has been included in the Monthly Rental since September 12, 1996.

        g. The Lease is hereby modified and amended to the extent necessary to provide that any existing default under the Lease is hereby waived, including the Lease Default (as defined in the Amended and Restated Agreement); provided, however, that the obligation of the Tenant pursuant to Section 9(b)(1) of the Lease to pay to the Lender twelve percent (12%) of the existing Citicorp indebtedness under the Note to be applied to the balance due under the Note is not waived but rather shall be deferred until the earlier of (a) the maturity date of the Note, (b) the date of an additional default under the Lease, as amended hereby, or (c) the date the Property is purchased by New Anchor or sold to a third party.

Section 2.        Amendments to Option Agreement.
                  -------------------------------

        a. The Option Agreement is hereby modified and amended to the extent necessary to permit Old Anchor to assume and assign the Option Agreement to New Anchor pursuant to Section 365 of the United States Bankruptcy Code and New Anchor hereby assumes all of Old Anchor's obligations under the Option Agreement, as modified hereby, pursuant to Section 365 of the United States Bankruptcy Code. Hereafter, all references to "Anchor" in the Option Agreement shall be to New Anchor.

        b. The Option Agreement is hereby modified and amended to the extent necessary to provide that for purposes of calculating the amount due under the Option Agreement, the total amount of Citicorp indebtedness (as defined in the Option Agreement) shall be such indebtedness as reduced by the amount paid to the Lender pursuant to Section 1(e) of this Amendment; provided, however, that calculation of the Residual Value Guaranty Amount (as defined in the Option Agreement) shall be eighty-eight percent (88%) of the total amount of the Citicorp Indebtedness (as defined in the Option Agreement) without reduction of the amount of such payment.

        c. Section 2(a) of the Option Agreement is hereby deleted in its entirety and the following is substituted therefore:

                  "(a) The term ("Term") of this Option, unless terminated earlier as provided in Section 2(c) herein, shall expire on January 2, 1998, which date is one month prior to the last day of the term of that certain Lease Agreement dated as of March 31, 1988, as amended, between Fountain, as landlord, and New Anchor, as tenant, for the Property."



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        d.        Section 4 of the Option Agreement is hereby modified and
amended to provide that the closing and consummation of the sale and purchase of the Property shall take place on or before February 1, 1998. Notwithstanding any of the foregoing or any provision of the Option Agreement to the contrary, (i) the parties agree that the closing with respect to the exercise of the Option (as defined in the Option Agreement) shall not in any event occur prior to January 2, 1998, and (ii) the Borrower shall not be obligated to close on a date which is earlier than twenty (20) days after the Borrower received the Exercise Notice.

        e. Section 16(b) of the Option Agreement is hereby modified and amended to delete the first sentence thereof and to substitute the following therefor:

        "Upon expiration or earlier termination of the Lease, if New Anchor has not properly exercised the Option and consummated the acquisition of the Property, then New Anchor shall pay to Citicorp Leasing, Inc., a Delaware corporation ("Citicorp"), an amount (the "Residual Value Guaranty Amount") equal to eighty- eight percent (88%) of the total indebtedness encumbering the Property (the "Citicorp Indebtedness"), which Residual Value Guaranty Amount shall be applied to the Citicorp Indebtedness."

        f. The Option Agreement is hereby modified and amended to provide the following additional provisions:

                  20. Payments. The parties agree that the payments required to be made under this Agreement to Fountain may be paid directly to Citicorp Leasing, Inc. so long as any indebtedness is outstanding to Citicorp Leasing, Inc. with the remainder being paid to Fountain after the Citicorp Indebtedness is fully paid and that such payments will be deemed proper payments made to Fountain.

                  21. Conflict. As long as the Citicorp Indebtedness is outstanding, nothing contained herein shall eliminate or diminish the rights of Citicorp Leasing, Inc. to receive payment described in the loan documents executed by and between Fountain and Citicorp Leasing, Inc. dated as of June 16, 1992 and nothing contained herein shall eliminate or diminish the rights of Citicorp Leasing, Inc. under that certain Lease Agreement dated March 31, 1988, as amended.

                  22. Subordination. This Agreement, and all rights of New Anchor and Fountain contained herein shall, and are hereby deemed to be, subject, subordinate and inferior in all respects to the mortgage securing the Citicorp Indebtedness. In the event of a foreclosure of the mortgage securing the Citicorp Indebtedness, all rights under this Agreement afforded to New Anchor and Fountain, and each of them, shall, at the option of Citicorp Leasing, Inc., be extinguished by such foreclosure, and Citicorp Leasing, Inc. shall not be bound by Fountain's obligations hereunder."

        g.        The June 16, 1992 Agreement is hereby deleted in its entirety.




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Section 3.        Notices.
                  --------

        The Lease Documents are hereby modified and amended to the extent necessary to provide the following addresses for notices:

    If to New Anchor:             Anchor Glass Acquisition Corporation
                                  4343 Anchor Plaza Parkway
                                  Tampa, Florida  33634
                                  Attn: John J. Glaznavi, Chairman
                                  Telephone: (813) 884-0000
                                  Telefax: (813) 882-7859

    With a copy to:               Eckert Seamans Cherin & Mellott
                                  600 Grant Street
                                  Pittsburgh, Pennsylvania 15219
                                  Attn: C. Kent May, Esq.
                                  Telephone: (412) 566-6000
                                  Telefax: (412) 566-6099

    If to the Borrower:           Fountain Associates I, Ltd.
                                  c/o Wilson Management Company
                                  6200 Courtney Campbell Causeway
                                  Tampa, Florida 33607
                                  Telephone: (813) 281-8888
                                  Telefax: (813) 281-5657

    With a copy to:               Annis, Mitchell, Cockey, Edwards & Roehn, P.A.
                                  One Tampa City Center, Suite 2100
                                  Tampa, Florida 33602
                                  Attn: Stephen J. Mitchell, Esq.
                                  Telephone: (813) 229-3321
                                  Telefax: (813) 223-9067

    If to the Lender:             Citicorp Leasing, Inc.
                                  c/o Citibank, N.A.
                                  599 Lexington Avenue
                                  New York, New York 10043
                                  Attn: Anthony Murphy
                                  Telephone: (212) 559-9595
                                  Telefax: (212) 893-0642




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    With a copy to:                    Paul, Hastings, Janofsky & Walker LLP
                                       Suite 2400
                                       600 Peachtree Street, N.E.
                                       Atlanta, Georgia  30308
                                       Attn:  Jesse H. Austin, III
                                       Telephone:  (404) 815-2208
                                       Telefax:  (404) 815-2424

Section 4.        Conditions to Effectiveness of Amendment.
                  -----------------------------------------

        This Amendment shall become effective as of the date hereof when, and only when:

        a. the Lender shall have received, in form and substance satisfactory to it, counterparts of this Amendment duly executed by the general partner of the Borrower, Old Anchor and New Anchor and such other information, documents, instruments, approvals or opinions as the Lender or the Lender's counsel may require;

        b. the Lender shall have received, in form and substance satisfactory to it, counterparts of that certain Sixth Amendment to Note, Mortgage and Security Agreement and Related Loan Documents duly executed by the Borrower, and such other information, documents, instruments, approvals or opinions as the Lender or the Lender's counsel may require;

        c. the Lender shall have received, in form and substance satisfactory to it,counterparts of that certain Amended and Restated Guaranty and Put Agreement duly executed by Vitro, and such other information, documents, instruments, approvals or opinions as the Lender or the Lender's counsel may require;

        d. New Anchor shall have paid to the Lender a fee in the amount of $100,000; and

        e. Old Anchor shall have paid to the Lender or at the Lender's direction the past due pre-petition rental payments in the amount of $90,204.68, plus accrued and unpaid charges and other obligations in the amount of $3,608.18, plus the fees and expenses of Paul, Hastings, Janofsky & Walker, LLP, counsel to the Lender.

Section 5.        Representations and Warranties of the Borrower.
                  -----------------------------------------------

         The Borrower represents and warrants as follows:

        a. The Borrower is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Florida.

        b. The execution, delivery and performance by the Borrower's general partner of this Amendment, and the Lease Documents, as amended hereby, are within such partner's power, have been duly authorized by all necessary corporate action and do not contravene (i) such partner's articles of incorporation or by-laws, or (ii) any law or any contractual restriction binding on or affecting such partner.



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        c.        Except for Bankruptcy Court approval, no authorization,
approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Amendment or any of the Lease Documents, as amended hereby, to which the Borrower is or will be a party.

        d. This Amendment and each of the other Lease Documents, as amended hereby, to which the Borrower is a party, constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

Section 6.        Representations and Warranties of Old Anchor.
                  ---------------------------------------------

        Old Anchor represents and warrants as follows:

        a. Old Anchor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

        b. The execution, delivery and performance by Anchor of this Amendment, and the Lease Documents, as amended hereby, are within Old Anchor's power, have been duly authorized by all necessary corporate action and do not contravene (i) Anchor's articles of incorporation or by-laws, or (ii) any law or any contractual restriction binding on or affecting Old Anchor.

        c. Except for the Bankruptcy Court approval obtained on December 20, 1996, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by Old Anchor of this Amendment or any of the Lease Documents, as amended hereby, to which Old Anchor is or will be a party.

Section 7.        Representations and Warranties of New Anchor.
                  ---------------------------------------------

        New Anchor represents and warrants as follows:

        a. New Anchor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

        b. The execution, delivery and performance by New Anchor of this Amendment, and the Lease Documents, as amended hereby, are within New Anchor's power, have been duly authorized by all necessary company action and do not contravene (i) New Anchor's organizational documents, or (ii) any law or any contractual restriction binding on or affecting New Anchor.

        c. This Amendment and each of the other Lease Documents, as amended hereby, to which New Anchor is a party, constitute legal, valid and binding obligations of New Anchor, enforceable against New Anchor in accordance with their respective terms.




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Section 8.        Reference to and Effect on the Loan Documents.
                  ----------------------------------------------

        a. The Borrower, Old Anchor and New Anchor hereby confirm and acknowledge that the amount due to the Lender on account of the Loan on the date hereof, after giving effect to payment of the past due rent and other amounts to be paid as set forth in Section 5(b) hereof, is $10,149,357.83 in principal indebtedness, plus accrued and unpaid interest and fees and expenses of $61,453.33. Neither the Borrower, Old Anchor nor New Anchor has any knowledge of any challenge to the Lender's claims arising under the Loan Documents or the effectiveness of the Loan Documents.

        b. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under any of the Lease Documents or Loan Documents, nor constitute a waiver of any provision of any of the Lease Documents or Loan Documents. Except as expressly set forth herein, this Amendment shall not constitute a modification of the Lease Documents or the Loan Documents or a course of dealing with the Lender at variance with the Lease Documents or the Loan Documents such as to require further notice by the Lender to require strict compliance with the terms of the Lease Documents and the Loan Documents in the future.

Section 9.        Costs, Expenses and Taxes.
                  --------------------------

        New Anchor agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution, delivery, and administration of this Amendment and the other instruments and documents to be delivered hereunder including legal fees and expenses incurred in connection with the execution and delivery of this Amendment. In addition, New Anchor shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agree to save the Lender harmless from and against any and all liabilities with respect to, or resulting from any delay in paying or omission to pay, such taxes.

Section 10.       Execution in Counterparts.
                  --------------------------

        This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

Section 11.       Governing Law.
                  --------------

        This Amendment shall be governed by, and construed in accordance with, the laws of Florida.





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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                     FOUNTAIN ASSOCIATES I, LTD.,
                                     a Florida limited partnership

                                     By:  TWC Sixty, Inc., by its
                                              General Partner
Witnesses:


/s/ (illegible)                          By:  /s/ Debra F. Koehler
-------------------------------               ------------------------
(illegible)                              Its: Sr. Vice President
-------------------------------               ------------------------

                                         ANCHOR GLASS CONTAINER
                                         CORPORATION


/s/ (illegible)                          By:  /s/ Robert D. McGrew
-------------------------------               ------------------------
Director of Treasury Operations          Its: Asst. Treasurer
-------------------------------               ------------------------

                                         CITICORP LEASING, INC.


/s/ Nancy (Last Name illegible)          By:  /s/ Anthony Murphy
-------------------------------               ------------------------
Nancy (Last Name illegible)              Its: Vice President
-------------------------------               ------------------------

                                         ANCHOR GLASS ACQUISITION
                                         CORPORATION


Deborah Romansky                         By:  /s/ M. William Lightnor, Jr.
-------------------------------               ------------------------
Executive Assistant                      Its: Vice President
-------------------------------               ------------------------


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